                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report): October 31, 1998



                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V


                              BANK OF AMERICA, FSB
             -------------------------------------------------------
             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


                                  UNITED STATES
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                   333-3525-01
                            ------------------------
                            (COMMISSION FILE NUMBER)

                                   94-1687665
                                   91-0221850
                    ----------------------------------------
                    (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)


                              555 CALIFORNIA STREET
                             SAN FRANCISCO, CA 94104
                                 (415) 622-2220
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   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

Item 5.   Other Events

          (a)  Monthly Report


The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


             Exhibit No.      Description
               20             Monthly Statements mailed to Certificate Holders
                              pursuant to the Pooling and Servicing Agreement by
                              and between Bank of America National Trust and
                              Savings Association avd Bank of America, FSB,
                              acting through its division, BankAmerica Housing
                              Services, contract seller and servicer, and The
                              First National Bank of Chicago, as Trustee, dated
                              as of June 1, 1998 (a copy of which agreement was
                              filed by the registrant with the Commission on
                              July 7, 1998 as an exhibit to a report on Form
                              8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION

                                   BANK OF AMERICA, FSB

                                   BY:     /s/  Suzanne W. Castleberry
                                       ----------------------------------------
                                                Suzanne W. Castleberry *
                                   Dated:       November 30, 1998


*  Suzanne W. Castleberry is Vice President of Bank of America, FSB.